SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2003

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-19034	No. 13-3444607

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 OLD SAW MILL RIVER ROAD, TARRYTOWN, NY	10591-6707

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(914) 347-7000

NOT APPLICABLE

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99(a) Press Release dated May 5, 2003.

Item 12. Results of Operations and Financial Condition.

     On May 5, 2003, we reported our first quarter 2003 results. Our first quarter 2003 results are discussed in detail in the press release attached hereto as Exhibit 99(a), which is incorporated by reference in its entirety. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99(a), shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended and incorporated by reference in any of our filings under the Securities Act of 1933, as amended, as may be specified in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Regeneron Pharmaceuticals, Inc.

By: /s/ Stuart Kolinski

Stuart Kolinski Vice President & General Counsel

Date: May 5, 2003